                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and an Officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G.
D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ D. Louis Peoples
                                          -------------------------------------
                                          D. Louis Peoples
                                          Director; Vice Chairman of the Board
                                            and Chief Executive Officer

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an Officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ R. Lee Haney
                                          -------------------------------------
                                          R. Lee Haney
                                          Senior Vice President and Chief
                                            Financial Officer

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an Officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ Edward M. McKenna
                                          -------------------------------------
                                          Edward M. McKenna
                                          Controller

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ Ralph M. Baruch
                                          -------------------------------------
                                          Ralph M. Baruch
                                          Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ J. Fletcher Creamer
                                          -------------------------------------
                                          J. Fletcher Creamer
                                          Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ Michael J. Del Giudice
                                          -------------------------------------
                                          Michael J. Del Giudice
                                          Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ Jon F. Hanson
                                          -------------------------------------
                                          Jon F. Hanson
                                          Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ Kenneth D. McPherson
                                          -------------------------------------
                                          Kenneth D. McPherson
                                          Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ Robert E. Mulcahy III
                                          -------------------------------------
                                          Robert E. Mulcahy III
                                          Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ James F. O'Grady, Jr.
                                          -------------------------------------
                                          James F. O'Grady, Jr.
                                          Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ Frederic V. Salerno
                                          -------------------------------------
                                          Frederic V. Salerno
                                          Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set his hand and seal this 24th day of September 1997.


                                          /s/ H. Kent Vanderhoef
                                          -------------------------------------
                                          H. Kent Vanderhoef
                                          Chairman of the Board

                                                                      Exhibit 24


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), with respect to the registration of up to $80 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, in exchange for a like amount of unregistered debt securities to be issued and sold by the Company in an exempt offering pursuant to Rule 144A under the Act, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, her true and lawful attorney, for her and in her name, place and stead, and in her office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre-or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as she might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has set her hand and seal this 24th day of September 1997.


                                          /s/ Linda C. Taliaferro
                                          -------------------------------------
                                          Linda C. Taliaferro
                                          Director


                                       1